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                                                                   Exhibit 99.16

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This Assignment, Assumption and Recognition Agreement (this "AAR Agreement") is made and entered into as of August 15, 2006 (the "Closing Date"), among Citigroup Global Markets Realty Corp., (the "Assignor"), Maia Mortgage Finance Statutory Trust (the "Assignee") and Countrywide Home Loans, Inc. (the "Company").

          For and in consideration of the sum of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance

          1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title, interest and obligation of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans set forth on the schedule (the "Mortgage Loan Schedule") attached hereto as Attachment 1 (the "Mortgage Loans") and (b) except as described below, that certain Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement dated as of December 15, 2003, between the Assignor, as purchaser and the Company, as seller, as amended by Amendment Reg AB, dated as of February 28, 2006 between the Assignor and the Company (the "Agreement"), solely insofar as the Agreement relates to the Mortgage Loans.

          The Assignor specifically reserves and does not assign to the Assignee hereunder any right, title and interest in, to and under and any mortgage loans subject to the Agreement which are not the Mortgage Loans set forth on Attachment 1 and are not the subject of this AAR Agreement. In addition, the Assignor specifically reserves and does not assign, the right to enforce the representations and warranties set forth in Section 3.02 of the Agreement, and the corresponding remedies set forth in Section 3.03 of the Agreement.

Representations and Warranties

          2. Assignor warrants and represents to Assignee and Company as of the Closing Date:

          (a) Attached hereto as Attachment 2 is a true and accurate copy of the Agreement, which Agreement is in full force and effect as of the Closing Date and the provisions of which have not been waived, amended or modified in any respect, except as contemplated herein, nor has any notice of termination been given thereunder;

          (b) Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Agreement free and clear of any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to Assignee, Assignee shall have good title to the Mortgage Loans free and clear of any and all liens, claims and encumbrances;

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          (c) Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to sell, transfer and assign the Mortgage Loans;

          (d) Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's certificate of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (e) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          (f) There is no action, suit, proceeding or investigation pending or threatened against the Assignor, before any court, administrative agency or other tribunal, which would draw into question the validity of this AAR Agreement or the Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Assignor to perform its obligations under this AAR Agreement, and the Assignor is solvent; and

          (g) The Assignor hereby represents and warrants, for the benefit of the Assignee that the representations and warranties set forth in Section
     3.02 of the Agreement, are true and correct in all material respects as of the date hereof, provided that the representation and warranty set forth in
     Section 3.02(a) shall, for purposes of this AAR Agreement, relate to the Mortgage Loan Schedule.

          3. Assignee warrants and represents to, and covenants with, Assignor and Company as of the Closing Date:

          (a) Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire the Mortgage Loans;


                                       2

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          (b) Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws documents or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          (d) There is no action, suit, proceeding or investigation pending or threatened against the Assignee, before any court, administrative agency or other tribunal, which would draw into question the validity of this AAR Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Assignee to perform its obligations under this AAR Agreement, and the Assignee is solvent; and

          (e) The Assignee agrees to be bound, as "Purchaser" by all of the terms, covenants and conditions of the Agreement and this AAR Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Assignor and the Company all of the Assignor's obligations as "Purchaser" thereunder that arise from and after the date hereof (all obligations of the Assignor that arise prior to the date hereof shall be retained by the Assignor), with respect to the Mortgage Loans

          4. Company warrants and represents to, and covenants with, Assignor and Assignee as of the Closing Date:

          (a) Attached hereto as Attachment 2 is a true and accurate copy of the Agreement, which Agreement is in full force and effect as of the Closing Date and the provisions of which have not been waived, amended or modified in any respect, except as contemplated herein, nor has any notice of termination been given thereunder;


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          (b) Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Agreement;

          (c) Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's articles of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          (e) There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this AAR Agreement or the Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this AAR Agreement or the Agreement, and the Company is solvent; and

          (f) Pursuant to Section 8.07(c) of the Agreement, the Company hereby represents and warrants, for the benefit of the Assignor and the Assignee, that the representations and warranties set forth in Section 3.01 of the Agreement, are true and correct as of the date hereof (except with respect to Section 3.01(i), (j) and (k) which were true and correct as of the date of the Assignors purchase of the Mortgage Loans from the Company.

Remedies for Breach of Representations and Warranties

          5. The Company hereby acknowledges and agrees that the remedies available to the Assignor and the Assignee in connection with any breach of the representations and warranties made by the Company set forth in Section 4 hereof shall be as set forth in Section 3.03


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

of the Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

Recognition of Assignee.

          6. From and after the date hereof, the Company shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Mortgage Loans and the Company shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Agreement, the terms of which are incorporated herein by reference, as modified by this AAR Agreement. It is the intention of the Assignor, the Company and the Assignee that the Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

          The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Agreement is:

               Maia Mortgage Finance Statutory Trust
               One Commerce Square2005 Market Street, Suite 2100
               Philadelphia, PA 19103
               Attention: Megan Mahoney
               Phone: (215) ___-____
               Facsimile: (215) ___-____

          The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Agreement is:

               [BANK]
               City:
               ABA#:
               Acct #:
               Acct Name:
               FFC to:

Modification of the Agreement:

          7. The Company and Assignor hereby amend the Agreement with respect to the Mortgage Loans as follows:

     Article IV of the Agreement is hereby amended by adding the following as
Section 4.19 of the Agreement:

          Section 4.19 Special Servicing Provisions/Foreclosure Proceedings. In connection with any Securitization Transaction, the following provisons shall apply:

          Notwithstanding anything in this Agreement to the contrary, for so long as the Master Servicer has not notified Countrywide that Maia Mortgage Finance Statutory Trust ("Maia") is no longer entitled to the rights described in this Section 4.19:


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          (a) Countrywide shall not commence foreclosure proceedings with respect to a Mortgage Loan unless (i) prior to its commencement of such foreclosure proceedings, it notifies Maia and the Master Servicer of its intention to do so, and (ii) Maia, either directly or through the Master Servicer, does not, within five Business Days following such notification, affirmatively object in writing to such action.

          (b) In the event that Countrywide determines not to proceed with foreclosure proceedings with respect to a Mortgage Loan that becomes 60 days' or more delinquent, Countrywide shall, prior to taking any action with respect to such Mortgage Loan, promptly provide Maia and the Master Servicer with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that Countrywide shall not be permitted to proceed with any such action unless Maia, either directly or through the Master Servicer, does not, within five Business Days following such notice, affirmatively object in writing to Countrywide taking such action.

          (c) If Maia timely and affirmatively objects in writing to an action or contemplated action of Countrywide pursuant to either (a) or (b) above, then Maia shall instruct the Master Servicer to hire, at Maia's sole cost and expense, three appraisal firms, selected by the Master Servicer in its sole and absolute discretion, to compute the fair value of the Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case (other than as set forth in (d) below) no later than 30 days from the date of such Maia objection. Maia shall, no later than 5 days after the expiration of such 30-day period, purchase such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) accrued and unpaid interest on such Mortgage Loan as of such purchase date ("Accrued Interest") and
          (ii) the highest of such three Fair Value Prices respectively determined by such appraisal firms, and shall promptly deliver such amount to Countrywide for deposit into the Custodial Account. All costs relating to the computation of the related Fair Value Prices shall be for the account of Maia and shall be paid by Maia at the time such Mortgage Loan and the related Mortgaged Property are purchased by Maia.

          (d) If the Master Servicer shall not have received three Fair Value Prices at the end of the 30-day period set forth in (c) above, then:

               (i) The Master Servicer shall obtain such three Fair Value Prices no later than 15 days after the end of such 30-day period.

               (ii) If the Master Servicer shall have only received two Fair Value Prices at the end of such 15-day extension period, then the Master


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          Servicer will determine, in its sole and absolute discretion, the fair value of the Mortgaged Property relating to such Mortgage Loan (which may include Countrywide's recommendations with respect to such Mortgage Loan, related Insurance Proceeds and the current delinquency status of such Mortgage Loan) (such fair value, the "Master Servicer Fair Value Price"), and Maia shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to Countrywide the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (A) Accrued Interest thereon and (B) the higher of (1) the highest of such two
          Fair Value Prices determined by such appraisal firms and (2) the Master Servicer Fair Value Price.

               (iii) If the Master Servicer shall have received only one Fair Value Price at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and:

                    (A) if such Master Servicer Fair Value Price is equal to or greater than the unpaid principal balance of the related Mortgage Loan as of such date (the "Unpaid Principal Balance"), then Maia shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to Countrywide the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) such Master Servicer Fair Value Price; and

                    (B) if such Master Servicer Fair Value Price is less than
               the related Unpaid Principal Balance, then Maia shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to Countrywide the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) the related Unpaid Principal Balance (such sum, the "Preliminary Purchase Price"); provided, that the provisions of clause (d)(iv) shall thereafter apply.

               (iv) Following the payment by Maia of the Preliminary Purchase Price, the Master Servicer shall continue to hire appraisal firms at Maia's sole cost and expense to compute the Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and at such time as two such Fair Value Prices shall have been obtained:

               (A) if the sum of (1) Accrued Interest on the related Mortgage Loan and (2) the higher of (x) the highest of such two Fair Value Prices determined by such appraisal firms and (y) the Master


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               Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan (such sum, the "Revised Fair Value Price") is greater than such Preliminary Purchase Price, then the Master Servicer shall promptly notify Maia and Countrywide of such calculation, and Maia shall, no later than 5 days after such notice, remit to Countrywide, for deposit into the Custodial Account, the difference between such Revised Fair Value Price and such Preliminary Purchase Price; and

               (B) if such Preliminary Purchase Price is greater than such Revised Fair Value Price, then the Master Servicer shall promptly notify Maia and Countrywide of such calculation, and Countrywide shall, no later than 5 days after such notice, remit to Maia, from funds then on deposit in the Custodial Account, the difference between such Preliminary Purchase Price and the sum of
               (1) such Revised Fair Value Price and (2) the amount of interest that accrued on the related Mortgage Loan during the period beginning on the date Maia paid such Preliminary Purchase Price to Countrywide and ending on the date that Countrywide remitted such difference to Maia pursuant to this clause (d)(iv)(B).

          (e) Notwithstanding anything herein to the contrary, Maia shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan and the related Mortgaged Property, at the related purchase price set forth in this Section 4.19 within the timeframe set forth in this
          Section 4.19 following Maia's objection to an action of Countrywide, and Countrywide shall provide the Master Servicer written notice of such failure.

          (f) Any notice, confirmation, instruction or objection pursuant to paragraphs (a), (b), (c) and (d) above may be delivered via facsimile or other written or electronic communication as the parties hereto and Maia may agree to from time to time.

          (g) For the avoidance of doubt, Maia's rights set forth in this
          Section 4.19 are intended to provide Maia, for so long as it has not forfeited its rights under this Section 4.19 as set forth in clause
          (e) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

          To the extent that Maia purchases any Mortgage Loan pursuant to this
     Section 4.19, Countrywide will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the


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     Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.

Miscellaneous

          8. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles other than Section 5-1401 of the New York General Obligations Law which shall govern, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          9. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          10. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

          11. Each of this AAR Agreement and the Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Agreement (to the extent assigned hereunder) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the Agreement.

          12. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          13. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreement with respect to the Mortgage Loans, the terms of this AAR Agreement shall control.

          14. Capitalized terms used in this AAR Agreement (including the exhibits hereto) but not defined in this AAR Agreement shall have the meanings given to such terms in the Agreement.


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          IN WITNESS WHEREOF, the parties have caused this AAR Agreement to be executed by their duly authorized officers as of the date first above written.

                                        CITIGROUP GLOBAL MARKETS REALTY CORP.,
                                        as Assignor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------


                                        MAIA MORTGAGE FINANCE STATUTORY TRUST,
                                        as Assignee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------


                                        COUNTRYWIDE HOME LOANS, INC., as Company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

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                                  Attachment 1

                                 Mortgage Loans

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                                  Attachment 2

                                    Agreement

                         [See Exhibits 99.14 and 99.15]